May 1, 2024

Summary Prospectus

RMB INVESTORS TRUST

RMB Mendon Financial Services Fund

RMBKX (Class A)
RMBNX (Class C)
RMBLX (Class I)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2024, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders and other information about the Fund online at https://www.rmbfunds.com/documents/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

RMB FUNDS

INVESTMENT OBJECTIVE:
The RMB Mendon Financial Services Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the “Choosing a Share Class” section on page 51 of this prospectus, Appendix A to this prospectus, and the “Purchase and Redemption of Shares” section on page 29 of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.38%	0.37%	0.38%
Total Annual Fund Operating Expenses[1]	1.38%	2.12%	1.13%
1Total Annual Fund Operating Expenses for Class A shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your Class C shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$633	$915	$1,217	$2,075
Class C	$315	$664	$1,139	$2,452
Class I	$115	$359	$622	$1,375

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$215	$664	$1,139	$2,452

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services industry. The Fund includes the market value of derivatives that provide exposure to the financial services industry in determining compliance with the Fund’s 80% investment policy. The Fund may invest in companies of any size, but, under normal conditions, the Fund invests primarily in mid-, small- and micro-capitalization financial services companies. For this purpose, the Fund defines a mid-, small-, and micro-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the NASDAQ Bank Index, which as of March 31, 2024 ranged from $22 million to $25 billion. For purposes of selecting investments, the Fund defines the financial services industry broadly. It includes (but is not limited to) the following:

•Banks
•Insurance companies
•Consumer and commercial finance companies
•Securities brokerage firms and electronic trading networks
•Investment management and advisory firms
•Financial conglomerates
•Financial technology companies

Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. In selecting stocks, the Fund’s sub-adviser uses a combination of growth and value style investment criteria. Growth criteria include such items as capable management, attractive business niches, sound financial and accounting practices and/or demonstrated ability to sustain growth in revenues, earnings and cash flow. Value criteria include companies that appear to be undervalued based on their balance sheets or individual circumstances, temporarily distressed, or poised for a merger or acquisition.

The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations,” which may create a special opportunity for significant returns. Special situations include: significant technological improvements or discoveries; reorganizations, recapitalizations, mergers or spin-offs; resolutions of litigation; management team changes or material changes in company policies; and actual or potential changes in control of a company.

The portfolio manager constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services industry. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.

The Fund may also use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The Fund will limit its derivatives exposure to 10% of its net assets. The Fund expects that its primary investments in derivatives will be in written covered call options and long call options.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Financial Services Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in financial services companies, the Fund may perform poorly during a downturn in the financial services industry. The financial services industry can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services industry. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the sub-adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Derivatives Risk — The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.
•Call Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long call option purchases allow the option holder to be exposed to the general market characteristics of a security without the outlay of capital necessary to own the security. Options are wasting assets and expire, and as a result can expose the Fund to significant loss. The Fund will have no control over the exercise of the call options it writes and therefore may be forced to realize capital gains or losses at inopportune times.
•Small- and Mid-Cap Companies Risk — The Fund may invest in the securities of companies with small- and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of small- and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small- and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small-capitalization companies may trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.
•Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the sub-adviser anticipated.
•Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.
•Micro-Cap Companies Risk — Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an additional index that more closely reflects the market segment in which the Fund invests. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses.

The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sales charges. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB Mendon Financial Services Fund – Return for Class A Shares
Best Quarter: 44.15% in the 4th Quarter of 2020
Worst Quarter: -42.59% in the 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2023)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	-0.72%	7.81%	8.92%
Total Return After Taxes on Distributions	-1.02%	6.84%	7.91%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	-0.21%	6.10%	7.12%
CLASS C SHARES
Total Return Before Taxes	2.73%	8.11%	8.66%
CLASS I SHARES[2]
Total Return Before Taxes	4.77%	9.20%	9.75%
Russell 3000® Index[3] (reflects no deduction of fees, expenses or taxes)	25.96%	15.16%	11.48%
NASDAQ Bank Index[4] (reflects no deduction of fees, expenses or taxes)	-3.44%	5.86%	6.35%
1The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund Shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
2Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares, excluding the front-end sales charge that is applicable to Class A shares but not applicable to Class I shares. Class I shares are also not subject to the distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares prior to February 1, 2017.
3The Fund's returns are compared to this new index that provides a broad measure of the U.S. equity market, pursuant to amended regulatory requirements.
4The returns of this additional index provide an additional comparison for the Fund's performance against that of an index that more closely reflects the market segment in which the Fund invests.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER
The Fund is advised by Curi RMB Capital, LLC (the “Adviser”).

Sub-Adviser
Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser (the “Sub-Adviser”).

Portfolio Managers
Anton Schutz, Dan Goldfarb and Anton Schutz, Jr. are primarily responsible for the day-to-day management of the Fund's portfolio. Anton Schutz is President and Senior Portfolio Manager of Mendon, and he has served as portfolio manager of the Fund since its inception in 1999. Mr. Goldfarb is a Portfolio Manager of Mendon and has served as portfolio manager of the Fund since May 2022. Anton Schutz, Jr. is a Portfolio Manager of Mendon and has served as portfolio manager of the Fund since May 2024.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and “How to Exchange and Redeem Shares” in this prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RMB FUNDS

Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at *www.sec.gov*. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds' website at *www.rmbfunds.com*, or by contacting your dealer or by contacting the transfer agent at:

phone: 1-800-462-2392
internet: *www.rmbfunds.com*
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994